UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           Effective January 1, 2022, the Board of Directors of The Travelers Companies, Inc. (“Travelers”) increased the number of directors on the Board from 11 to 13 and elected Rafael Santana and Bridget van Kralingen as directors to serve until their respective successor is elected and has qualified. Mr. Santana and Ms. van Kralingen will each be included as a nominee for director in Travelers’ 2022 proxy statement and subject to a shareholder vote at Travelers’ 2022 annual meeting of shareholders.

Mr. Santana was also appointed as a member of the Compensation, Investment and Capital Markets and Nominating and Governance Committees of the Board of Directors. Mr. Santana is the President and Chief Executive Officer of Wabtec Corporation. Prior to joining Wabtec in 2019, Mr. Santana spent nearly 20 years at General Electric Company, most recently as President and Chief Executive Officer of GE’s transportation business.

Ms. van Kralingen was also appointed as a member of the Audit and Risk Committees of the Board of Directors. Ms. van Kralingen is a Senior Vice President of International Business Machines Corporation, where she has held a number of positions of increasing responsibility since joining in 2004. Prior to her recently announced retirement from IBM, Ms. van Kralingen served as Senior Vice President, Global Markets & Sales.

In connection with their service as non-employee directors, Mr. Santana and Ms. van Kralingen will each receive compensation in accordance with Travelers’ Current Director Compensation Program described in Exhibit 10.2 to Travelers’ Form 10-Q for the quarter ended June 30, 2021, filed on July 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2022	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel

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